UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2021

SHELTER ACQUISITION CORPORATION I

(Exact name of registrant as specified in its charter)

Delaware	001-40567	86-1273121
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Midland Street #1726 Quogue, New York	11959
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 553-2164

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	SHQAU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units	SHQA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SHQAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Shelter Acquisition Corporation I (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to amend and restate the Company’s audited balance sheet as of July 2, 2021 that had been filed with the Company’s Current Report on Form 8-K originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 12, 2021 (the “Original 8-K”). The audited balance sheet is being restated to reflect the classification of all of the shares of the Company’s Class A common stock as temporary equity in accordance with Accounting Standards Codification (“ASC”) 480-10-S99. The Company had previously classified a portion of its shares of Class A common stock as permanent equity.

On February 11, 2022, the audit committee of the board of directors of the Company (the “Audit Committee”) concluded, after discussion with the Company’s management, that the Company’s audited balance sheet as of July 2, 2021 filed as Exhibit 99.1 to the Original 8-K should no longer be relied upon due to the aforementioned changes required to reclassify the shares of Class A common stock as temporary equity to align with ASC 480-10-S99. The Audit Committee discussed with the Company’s independent accountants and are in agreement with the matters as disclosed in this Amendment. The correction of the aforementioned classification of the shares of Class A common stock as temporary equity is reflected in Exhibit 99.1 included with this Amendment. The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account. The Company’s controls over financial reporting did not provide for the proper classification of the shares of Class A common stock within the Company’s financial statements. As such, this represented a material weakness in the Company’s internal controls.

Except as described above, this Amendment does not amend, update or change any other disclosures in the Original 8-K. In addition, the information contained in this Amendment does not reflect events occurring after the filing of the Original 8-K and does not modify or update the disclosures therein, except as specifically identified above. Among other things, forward-looking statements made in the Original 8-K have not been revised to reflect events, results or developments that occurred or facts that became known to the Company after the date of the Original 8-K, other than as described herein, and such forward-looking statements should be read in conjunction with the Company’s filings with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Audited Balance Sheet.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2022	SHELTER ACQUISITION CORPORATION I

	By:	/s/ Danion Fielding
	Name:	Danion Fielding
	Title:	Chief Financial Officer

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